Exhibit 4.3




                       DAIMLERCHRYSLER AUTO TRUST 200_-_
                                    Issuer

                                      and

                     ------------------------------------
                               Indenture Trustee

                  on behalf of the Series 200_-_ Noteholders
                       ---------------------------------

                           SERIES 200_-_ SUPPLEMENT
                        Dated as of ____________, 200_

                                      to

                               MASTER INDENTURE
                        Dated as of ____________, 200_

                      ----------------------------------

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
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                                                  Table of Contents
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

                                                      ARTICLE I
                                           Creation of Series 200_-_ Notes

         Section 1.01 Designation.................................................................................3

                                                     ARTICLE II
                                                     Definitions

         Section 2.01 Definitions.................................................................................4
         Section 2.02 Other Defined Terms.........................................................................5

                                                     ARTICLE III
                                      Allocation and Application of Collections

         Section 3.01 Payments....................................................................................6

                                                     ARTICLE IV
                                                      Remedies

         Section 4.01 Remedies, Priorities.........................................................................

                                                      ARTICLE V
                                              Miscellaneous Provisions

         Section 5.01 Amendment....................................................................................
         Section 5.02 Governing Law...............................................................................8
         Section 5.03 Counterparts................................................................................8
         Section 5.04 Ratification of Indenture...................................................................8
         Section 5.05 Cross-references............................................................................8
         Section 5.06 Tax Treatment...............................................................................8

                                                      EXHIBITS

         Exhibit A-1  Form of Class A-1 Note..................................................................A-1-1
         Exhibit A-2  Form of Class A-2 Note..................................................................A-2-1
         Exhibit A-3  Form of Class A-3 Note..................................................................A-3-1
         Exhibit A-4  Form of Class A-4 Note..................................................................A-4-1




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     SERIES 200_-_ SUPPLEMENT, dated as of ____________, 200_, between
DAIMLERCHRYSLER AUTO TRUST 200_-_, a Delaware business trust, and
____________________________________, a , as indenture trustee under the
Master Indenture, dated as of ____________, 200_, between the Issuer and the Indenture Trustee.

     Pursuant to Section 2.15 of the Master Indenture, the Issuer may direct the Indenture Trustee to issue one or more Series of Notes. Pursuant to this Series 200_-_ Supplement, the Issuer shall create the Series 200_-_ Notes and specify their principal terms.

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 [ %] [Floating Rate] Asset Backed Notes (the "Class A-1 Notes"), Class A-2 [ %] [Floating Rate] Asset Backed Notes (the "Class A-2 Notes"), Class A-3 [ %] [Floating Rate] Asset Backed Notes (the "Class A-3 Notes") and Class A-4 [ %] [Floating Rate] Asset Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and Class A-3 Notes, the "Notes"):

                                GRANTING CLAUSE

     The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Series 200__-__ Notes, all of the Issuer's right, title and interest in and to (a) the Receivables and all moneys received thereon on and after _______, 200_; (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in such Financed Vehicles;
(c) any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors; (d) any proceeds with respect to the Receivables from recourse to Dealers thereon with respect to which the Servicer has determined in accordance with its customary servicing procedures that eventual payment in full is unlikely; (e) any Financed Vehicle that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller, the Servicer, the Company or the Issuer; (f) all funds on deposit from time to time in the Deposit Account, including the Reserve Account Initial Deposit, and in all investments and proceeds thereof (including all income thereon);
(g) the Sale and Servicing Agreement (including the Issuer's right to cause the Seller to repurchase Standard Receivables or Fixed Value Receivables from the Issuer under certain circumstances described therein); and (h) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Series __-__ Notes, equally and ratably without




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prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture Supplement and the Master Indenture, all as provided herein and therein.

     The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Series __-__ Notes, acknowledges such Grant, accepts the trusts under this Indenture Supplement and the Master Indenture in accordance with the provisions of such indentures and agrees to perform its duties as required in this Indenture Supplement and the Master Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.



                                      2
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                                  ARTICLE I

                        Creation of Series 200_-_ Notes

     Section 1.01 Designation.


          (a) A Series of Notes to be designated generally as the "Series 200_-_ Notes" shall be issued pursuant to this Series 200_-_ Supplement. The Class A-1 Notes shall be designated generally as the "Class A-1 [___%] [Floating Rate] Asset Backed Notes, Series 200_-_" or the "Class A-1 Notes." The Class A-2 Notes shall be designated generally as the "Class A-2 [___%] [Floating Rate] Asset Backed Notes, Series 200_-_" or the "Class A-2 Notes". The Class A-3 Notes shall be designated generally as the "Class A-3 [___%] [Floating Rate] Backed Notes, Series 200_-_" or the "Class A-3 Notes." The Class A-4 Notes shall be designated generally as the "Class A-4 [___%] [Floating Rate] Asset Backed Notes, Series 200_-_" or the "Class A-4 Notes".

          (b) If any provision contained in this Series 200_-_ Supplement or the Series 200_-_ Notes conflicts with or is inconsistent with any provision contained in the Master Indenture, the provisions of this Series 200_-_ Supplement or the Series 200_-_ Notes shall be controlling. Each capitalized term defined in this Series 200_-_ Supplement shall relate only to the Series 200_-_ Notes and to no other Series of Notes issued by the Issuer.



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                                  ARTICLE II

                                  Definitions

     Section 2.01 Definitions.

     Whenever used in this Series 200_-_ Supplement, the following words and phrases shall have the following meanings:

     "Class A-1 Interest Accrual Period" means the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to but excluding the following Payment Date.

     "Class A-1 Interest Rate" means [___%] per annum.

     "Class A-1 Notes" means the Class A-1 [___%] [Floating Rate] Asset Backed Notes, substantially in the form of Exhibit A-1.

     "Class A-2 Interest Rate" means [___%] per annum[or floating rate formula].

     "Class A-2 Notes" means the Class A-2 [___%] [Floating Rate] Asset Backed Notes, substantially in the form of Exhibit A-2.

     "Class A-3 Interest Rate" means [___%] per annum [or floating rate formula].

     "Class A-3 Notes" means the Class A-3 [___%] [Floating Rate] Asset Backed Notes, substantially in the form of Exhibit A-3.

     "Class A-4 Interest Rate" means [___%] per annum [or floating rate formula].

     "Class A-4 Notes" means the Class A-4 [___%] [Floating Rate] Asset Backed Notes, substantially in the form of Exhibit A-4.

     "Closing Date" means ____________, 200_.

     "Interest Accrual Period" means for the first Payment Date (which is scheduled to occur in _______________), the period from the Closing Date to the first Payment Date and for any subsequent Payment Date, the period from the previous Payment Date to that subsequent Payment Date.

     "Master Indenture" means the Master Indenture, dated as of ____________, 200_, between the Issuer and the Indenture Trustee.

     "Series 200_-_" means the series of Notes created by this Indenture Supplement, together with Certificates of that series.

     "Series 200_-_ Notes" means the Class A-1, Class A-2, Class A-3 and Class A-4 Notes.

     "Series 200_-_ Supplement" means this Indenture Supplement to the Master Indenture.



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     Section 2.02 Other Defined Terms.

     Capitalized terms used in this Series 200_-_ Supplement that are not otherwise defined have the meanings assigned to them in the Master Indenture.



                                      5
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                                 ARTICLE III

                   Allocation and Application of Collections

     Section 3.01 Payments.

     (a) On each Payment Date and Redemption Date, the Indenture Trustee shall distribute all amounts allocated in the Deposit Account for Series 200__-__ for distribution to the Series 200__-__ Noteholders in respect of the Series 200-__-__ Notes to the extent of amounts due and unpaid on the Notes for principal and interest (including any premium) in the following amounts and in the following order of priority (except as otherwise provided in Section 4.01):

          (i) accrued and unpaid interest on the Series 200__-__ Notes; provided, that if there are not sufficient funds allocated in the Deposit Account for Series 200__-__ for distribution to the Series 200__-__ Noteholders to pay the entire amount of accrued and unpaid interest then due on the Series 200__-__ Notes, the amount allocated in such Deposit Account for distribution to the Series200__-__ Noteholders shall be applied to the payment of such interest on the Series 200__-__ Notes pro rata on the basis of the total such interest due on the Notes; and

          (ii) principal on the Series 200__-__ Notes in the following order of priority:

          (a) to the Holders of the Class A-1 Notes on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

          (b) to the Holders of the Class A-2 Notes on account of principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

          (c) to the Holders of the Class A-3 Notes on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero; and

          (d) to the Holders of the Class A-4 Notes on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero.

     If the amounts called for pursuant to Section 5.05(a)(ii)(D), (E) and (F) of the Sale and Servicing Agreement have not been netted out of the Total Distribution Amount as permitted under that Section under certain circumstances, then after making the distributions to the Series 200__-__ Noteholders, the Indenture Trustee shall make the distributions, if any, to the Certificateholders called for pursuant to Sections 5.05(a)(ii)(D), (E) and
(F) of the Sale and Servicing Agreement; provided that if the Owner Trustee has removed the Indenture Trustee as the paying agent for the Issuer, the Indenture Trustee shall distribute such amounts to the paying agent for the Issuer as instructed by the Owner Trustee.



                                      6
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                                  ARTICLE IV

                                   Remedies

     Section 4.01 Remedies, Priorities.

          (a) If the Indenture Trustee collects any money or property in respect of the Trust Estate for Series 200__-__ pursuant to Article V of the Master Indenture, it shall pay out the money or property in the following order:

          FIRST: to the Indenture Trustee for amounts due under Section 6.07 of the Master Indenture;

          SECOND: to the Series 200__-__ Noteholders for amounts due and unpaid on the Series 200__-__ Notes for interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Series 200__-__ Notes for interest (including any premium);

          THIRD: to the Series 200__-__ Noteholders in the following order of priority:

          (a) to Holders of the Class A-1 Notes for amounts due and unpaid on the Class A-1 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes for principal, until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

          (b) to Holders of the Class A-2 Notes for amounts due and unpaid on the Class A-2 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes for principal, until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

          (c) to Holders of the Class A-3 Notes for amounts due and unpaid on the Class A-3 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-3 Notes for principal, until the Outstanding Amount of the Class A-3 Notes is reduced to zero; and

          (d) to Holders of the Class A-4 Notes for amounts due and unpaid on the Class A-4 Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-4 Notes for principal, until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

          FIFTH: to the Issuer for distribution pursuant to the Trust
Agreement.



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                                  ARTICLE V

                           Miscellaneous Provisions

     Section 5.01 Amendment.

          (a) No amendment may be made to this Series 200_-_ Supplement other than as provided in the Master Indenture, except as and to the extent otherwise expressly provided herein and except that the terms and conditions of this Series 200_-_ Supplement may be amended without the consent of the Series 200_-_ Securityholders, subject to the satisfaction of the Rating Agency Condition, in connection with the issuance of any Series issued after the date hereof.

     Section 5.02 Governing Law. THE AGREEMENT AND EACH SERIES 200_-_ NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     Section 5.03 Counterparts. This Series 200_-_ Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 5.04 Ratification of Master Indenture. As supplemented by this Series 200_-_ Supplement, the Master Indenture is in all respects ratified and confirmed, and the Master Indenture as so supplemented by this Series 200_-_ Supplement shall be read, taken, and construed as one and the same instrument.

     Section 5.05 Cross-references. Cross-references to sections and subsections correspond to sections and subsections of this Series 200_-_ Supplement except where otherwise indicated.

     Section 5.06 Tax Treatment. The Issuer and each Holder of a Series 200_-_ Note (by acceptance of that Series 200_-_ Note) hereby agree to treat the Series 200_-_ Notes as debt for federal, state and local income tax purposes.



                                      8
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     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this
Series 200_-_ Supplement to be duly executed by their respective officers as of the day and year first above written.

                                    DAIMLERCHRYSLER AUTO TRUST 200_-_,
                                    Issuer



                                    By:  ____________________________________
                                         Name:
                                         Title:    Secretary


                                    ------------------------------------,
                                    Indenture Trustee



                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                      9
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                                                                   EXHIBIT A-1


                           [FORM OF CLASS A-1 NOTE]


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                       $___________

No. R-__                                                CUSIP NO. ___________


                       DAIMLERCHRYSLER AUTO TRUST 200_-_

              CLASS A-1 [___%] [Floating Rate] ASSET BACKED NOTES

     DaimlerChrysler Auto Trust 200_-_, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ______________ DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $________________ and the denominator of which is $____________ by (ii) the aggregate amount, if any, payable from the Deposit Account in respect of principal on the Class A-1 Notes pursuant to
Section 3.01 of the Master Indenture dated as of _______, 200_ (the "Indenture"), between the Issuer and ___________________________, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the __________ 200_ Payment Date (the "Class A-1 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.



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     The Issuer will pay interest on this Note at [the rate per annum shown above] [state interest rate formula] on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such current Payment Date. Interest will be computed on the basis of the actual number of days in the Class A-1 Interest Accrual Period divided by 360. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                        DAIMLERCHRYSLER AUTO TRUST 200_-_,


                             by:  CHASE MANHATTAN BANK USA, NATIONAL
                                  ASSOCIATION, not in its individual
                                  capacity but solely as Owner Trustee
                                  under the Trust Agreement,



                                  by:_________________________________________
                                  Authorized Signatory

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                        ___________________________, not in its individual
                             capacity but solely as Indenture Trustee,


                             by:______________________________________________
                             Authorized Signatory



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     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 [___%] [Floating Rate] Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-1 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-1 Notes will be payable on each Payment Date and, if the Class A-1 Notes have not been paid in full prior to the Class A-1 Final Scheduled Payment Date, on the Class A-1 Final Scheduled Payment Date, in an amount described on the face hereof. "Payment Date" means the eighth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _______, 200_.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date or, if applicable, the Class A-1 Final Scheduled Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date or the Class A-1 Final Scheduled Payment Date, as applicable, by notice mailed or transmitted by facsimile prior to such Payment Date or the Class A-1 Final Scheduled Payment Date, as applicable, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust

Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

     As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Company or the Issuer, or join in any institution against the Seller, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note

(and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Chase Manhattan Bank USA, National Association in its individual capacity, ___________________________ in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

______________________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

______________________________________________________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________________________

_____________________________________________________________________________,

attorney, transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.




Dated:______________________________        _________________________________*/
                                                 Signature Guaranteed:




                                            ________________________________*/






------------------------------------
*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within
         Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                  EXHIBIT A-2


                           [FORM OF CLASS A-2 NOTE]


     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                      $____________

No. R-__                                                          CUSIP NO.

                       DAIMLERCHRYSLER AUTO TRUST 200_-_

              CLASS A-2 [___%] [Floating Rate] ASSET BACKED NOTES

     DaimlerChrysler Auto Trust 200_-_, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $____________ and the denominator of which is $____________ by (ii) the aggregate amount, if any, payable from the Deposit Account in respect of principal on the Class A-2 Notes pursuant to Section
3.01 of the Master Indenture dated as of _______, 200_ (the "Indenture"), between the Issuer and ___________________________, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the __________ 200_ Payment Date (the "Class A-2 Final Scheduled Payment Date"). No payments of principal of the Class A-2 Notes shall be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at [the rate per annum shown above] [state interest rate formula] on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from the eighth day of the month preceding the month of such Payment Date (in the case of the first Payment Date, from the Closing Date) to and including the seventh day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                             DAIMLERCHRYSLER AUTO TRUST 200_-_,


                                  by:   CHASE MANHATTAN BANK USA, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Owner Trustee
                                        under the Trust Agreement,


                                        by:_________________________________
                                        Authorized Signatory

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                                  ___________________________, not in its
                                       individual capacity but solely as
                                       Indenture Trustee,


                                       by:_____________________________________
                                       Authorized Signatory

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 [___%] [Floating Rate] Asset Backed Notes (herein called the "Class A-2 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-2 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the eighth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _______, 200_.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Company or the Issuer, or join in any institution against the Seller, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.


     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Chase Manhattan Bank USA, National Association in its individual capacity, ___________________________ in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

______________________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

______________________________________________________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________________________

_____________________________________________________________________________,

attorney, transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.




Dated:______________________________        _________________________________*/
                                                 Signature Guaranteed:




                                            ________________________________*/
                                            ---------------------------------

  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within
         Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                   EXHIBIT A-3


                           [FORM OF CLASS A-3 NOTE]


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                      $____________

No. R-__                                                        CUSIP NO.

                       DAIMLERCHRYSLER AUTO TRUST 200_-_

              CLASS A-3 [___%] [Floating Rate] ASSET BACKED NOTES

     DaimlerChrysler Auto Trust 200_-_, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $____________ and the denominator of which is $____________ by (ii) the aggregate amount, if any, payable from the Deposit Account in respect of principal on the Class A-3 Notes pursuant to Section
3.01 of the Master Indenture dated as of _______, 200_ (the "Indenture"), between the Issuer and ___________________________, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the __________ 200_ Payment Date (the "Class A-3 Final Scheduled Payment Date"). No payments of principal of the Class A-3 Notes shall be made until the Class A-1 Notes and the Class A-2 Notes have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at [the rate per annum shown above] [state interest rate formula] on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding

Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from the eighth day of the month preceding the month of such Payment Date (in the case of the first Payment Date, from the Closing
Date) to and including the seventh day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                             DAIMLERCHRYSLER AUTO TRUST 200_-_,


                                  by:  CHASE MANHATTAN BANK USA, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity but solely as Owner Trustee
                                       under the Trust Agreement,



                                  by:_______________________________________
                                  Authorized Signatory


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                             ___________________________, not in its
                                  individual capacity but solely as Indenture
                                  Trustee,


                                  by:_________________________________________
                                  Authorized Signatory

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 [___%] [Floating Rate] Asset Backed Notes (herein called the "Class A-3 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-3 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the eighth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _______, 200_.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Company or the Issuer, or join in any institution against the Seller, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.


     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Chase Manhattan Bank USA, National Association in its individual capacity, ___________________________ in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

______________________________________________________________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

______________________________________________________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________________________

_____________________________________________________________________________,

attorney, transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.




Dated:______________________________        _________________________________*/
                                                 Signature Guaranteed:




                                            ________________________________*/



---------------------
  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within
         Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                  EXHIBIT A-4


                           [FORM OF CLASS A-4 NOTE]


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                     $____________

No. R-__                                                       CUSIP NO.

                       DAIMLERCHRYSLER AUTO TRUST 200_-_

              CLASS A-4 [___%] [Floating Rate] ASSET BACKED NOTES

     DaimlerChrysler Auto Trust 200_-_, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of DOLLARS payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $____________ and the denominator of which is $____________ by (ii) the aggregate amount, if any, payable from the Deposit Account in respect of principal on the Class A-4 Notes pursuant to Section
3.01 of the Master Indenture dated as of _______, 200_ (the "Indenture"), between the Issuer and ___________________________, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the __________ 200_ Payment Date (the "Class A-4 Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to
Section 10.01 of the Indenture. No payments of principal of the Class A-4 Notes shall be made until the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at [the rate per annum shown above] [state interest rate formula] on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each Payment Date from the eighth day of the month preceding the month of such Payment Date (in the case of the first Payment Date, from the Closing Date) to and including the seventh day of the month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:                             DAIMLERCHRYSLER AUTO TRUST 200_-_,


                                  by:  CHASE MANHATTAN BANK USA, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity but solely as Owner Trustee
                                       under the Trust Agreement,




                                       by:________________________________
                                       Authorized Signatory

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                             ___________________________, not in its
                                  individual capacity but solely as Indenture
                                  Trustee,


                                  by:__________________________________________
                                     Authorized Signatory

     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 [___%] [Floating Rate] Asset Backed Notes (herein called the "Class A-4 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-4 Notes are subject to all terms of the Indenture.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

     Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the eighth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _______, 200_.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-4 Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

     As provided in the Indenture, the Class A-4 Notes may be redeemed in whole but not in part at the option of the Servicer on any Payment Date on and after the date on which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Company or the Issuer, or join in any institution against the Seller, the Company or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Chase Manhattan Bank USA, National Association in its individual capacity, ___________________________ in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

______________________________________________________________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

______________________________________________________________________________
                        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________________________________________________

_____________________________________________________________________________,

attorney, transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.




Dated:______________________________        _________________________________*/
                                                 Signature Guaranteed:




                                            ________________________________*/


---------------------
  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within
         Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.